                                                                    EXHIBIT 23.1
                                                                    ------------


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 33-76196 of GC Companies, Inc. on Form S-8 of our report dated December 7, 1999 (January 7, 2000 as to Note 18) incorporated by reference in this Annual Report on Form 10-K of GC Companies, Inc. for the year ended October 31, 1999.


/s/ Deloitte & Touche LLP
Boston, Massachusetts
January 28, 2000